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Skyworks Solutions, Inc. and Subsidiaries


                                                                      EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Skyworks Solutions, Inc. (the "Company") on Form 10-Q for the three months ended June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Aldrich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Aldrich
-------------------------
David J. Aldrich
Chief Executive Officer
August 9, 2002


In connection with the Quarterly Report of Skyworks Solutions, Inc. (the "Company") on Form 10-Q for the three months ended June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul E. Vincent, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Vincent
--------------------------
Paul E. Vincent
Chief Financial Officer
August 9, 2002